Exhibit 10.4

MEDICINE MAN TECHNOLOGIES, INC. (d/b/a SCHWAZZE)

SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT

This Secured Convertible Note Purchase Agreement (this “Agreement”) is made as of the 16th day of December, 2020, by and among Medicine Man Technologies, Inc., a Nevada corporation doing business as Schwazze (the “Company”), and Dye Capital & Company, LLC (the “Purchaser”).

AGREEMENT

The parties hereby agree as follows:

1.              Purchase and Sale of Note.

1.1                            Note. At the Closing (as defined below), subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to issue and sell to the Purchaser, a secured convertible promissory note and security agreement in substantially the form attached hereto as Exhibit B in the aggregate principal amount of $5,000,000. The secured convertible promissory note issued and sold to the Purchaser pursuant to this Agreement shall be hereinafter referred to as the “Note.”

1.2                            Closing; Delivery; Use of Proceeds.

(a)                    The purchase and sale of the Note shall take place remotely on the date hereof, or at such other time and date as the Company and the Purchaser mutually agree, orally or in writing (which time and date are designated as the “Closing”).

(b)                    At the Closing, the Company shall deliver to the Purchaser the Note against payment by the Purchaser of the principal amount of such Note by check payable to the Company or wire transfer to a bank account designated by the Company. The Note and the Company’s securities issuable upon conversion of the Note shall be hereinafter referred to as the “Securities.”

(c)                    The proceeds of the sale and issuance of the Note shall be used for general company purposes.

2.              Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Purchaser that:

2.1                            Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify could reasonably be expected to have a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company (a “Material Adverse Effect”).

1

2.2                            Authorization. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Note (including the security interest granted thereunder), to sell and issue the Note hereunder, and to carry out and perform its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the Note (collectively, the “Transaction Documents”), except for the authorization and issuance of securities upon conversion of the Note, by the Company and its directors and shareholders, have been taken. This Agreement and the other Transaction Document, when executed and delivered by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.3                            Valid Issuance of Securities. The Company shall, prior to the conversion of the Note, reserve from its authorized but unissued securities (“Conversion Securities”) such number of Conversion Securities as is necessary to issue all Conversion Securities issuable upon conversion of the Note (and shares of its common class of stock (“Common Securities”) for issuance upon conversion of such Conversion Securities), and, from time to time, will take all such steps necessary to amend the Company’s articles of incorporation to provide sufficient numbers of Conversion Securities issuable upon the conversion of the Note (and Common Securities for issuance upon conversion of such Conversion Securities). All such Common Securities and Conversion Securities shall be duly authorized, and when issued upon any such conversion, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, mortgages, pledges, claims, charges and other encumbrances or restrictions on sale (“Liens”) and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws.

2.4                           Non-Contravention. The execution and delivery by the Company of the Transaction Documents and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Company’s articles of incorporation or bylaws (as amended, the “Charter Documents”) or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein (each, a “Person”) to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

2.5                            Approvals. No consent, approval, order, or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Transaction Documents and the performance and consummation of the transactions contemplated thereby, other than such as have been obtained and remain in full force and effect and other than such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement.

2.6                            No Violation or Default. The Company is not in violation of or in default with respect to (i) its Charter Documents or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; or (ii) any material mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default).

3.              Representations, Warranties and Covenants of the Purchaser. The Purchaser hereby represents, warrants and covenants to the Company that:

2

3.1                            Authorization. The Purchaser has full power and authority to enter into this Agreement. The Agreement, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.2                            Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

3.3                            Accredited Investor. The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

3.4                           Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

3.5                            No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

3.6                            Transfer or Resale. The Purchaser understands that the Securities have not been and are not being registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless subsequently registered thereunder or pursuant to an exemption from registration thereunder.

3.7                           Legends. The Purchaser understands that the Securities are “restricted securities” under applicable federal and state securities laws and that certificates or other instruments representing Securities shall bear a restrictive legend in substantially the following form:

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A FINRA REGISTERED BROKER/DEALER OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

3

3.8                           Information. The Purchaser and its advisors, if any, have been furnished with a copy of the Company’s Confidential Private Placement Memorandum, dated November 6, 2020 (the “Confidential PPM”). The Purchaser understands that, among other matters, the terms of the offering described in the Confidential PPM, the Company’s business, finances and operations, and the terms of the transactions described in the Confidential PPM have had material changes and developments since the date of the Confidential PPM and that the Purchaser, including as a result of Justin Dye’s status as the chief executive officer of the Company and the managing member of the Purchaser, the Purchaser is aware of certain changes and developments and has had access to certainmaterials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities, the offering described in the Confidential PPM and the transactions described in the Confidential PPM, including changes or developments since the date of the Confidential PPM related thereto, that have been requested by the Purchaser and to the satisfaction of the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and receive answers from the Company concerning the terms and conditions of the offering of the Securities, the merits and risks of investing in the Securities and the business, finances and operations of the Company to the satisfaction of the Purchaser. Neither such inquiries nor any other due diligence investigations conducted by the Purchaser or its advisors, if any, or its representatives shall modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained herein. The Purchaser understands that its investment in the Securities involves a high degree of risk, including the risks outlined in the Confidential PPM. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

3.9                            Residency. The Purchaser is a resident of the jurisdiction specified on the signature page hereto.

3.10                          Suitability. The Purchaser represents and warrants that it is “suitable” under applicable state cannabis laws and regulations. The Purchaser shall (a) take all action reasonably required by the Purchaser in its capacity as a holder of Securities to comply with applicable state cannabis laws and regulations, including, without limitation, making all requisite filings under such laws and regulations as and when required and reasonably keep the Company apprised of the same, and (b) upon the Company’s reasonable request, at the Company’s sole cost and expense, reasonably cooperate with the Company with respect to any Company report, filing, notification or other communication with or to any state governmental authority related to the Company’s licenses, approvals, consents or obligations under state cannabis laws and regulations related to the Purchaser’s capacity as a holder of Securities, including, without limitation, any investigation or inquiry by a state governmental authority related to any of the foregoing. The Company shall have the right to prepay the Note if the Purchaser or one of its affiliates is determined to be unsuitable or disqualified to own a direct or indirect interest in the Company by a state governmental authority, including, without limitation, the Colorado Marijuana Enforcement Division.

4.              Conditions to Closing of Purchaser. The Purchaser’s obligations at the Closing are subject to the fulfillment, on or prior to the Closing, of all of the following conditions, any of which may be waived in whole or in part by the Purchaser:

4.1                            Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made, and shall be true and correct at the Closing.

4.2                            Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing.

4.3                           Compliance Certificate. An officer of the Company other than the Chief Executive Officer shall have delivered to the Purchaser a certificate certifying that the conditions specified in Subsections 4.1 and 4.2 have been fulfilled.

4.4                            Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Note to be sold at the Closing to the Purchaser.

4

4.5                            Legal Requirements. At the Closing, the sale and issuance by the Company, and the purchase by the Purchaser, of the Note shall be legally permitted by all laws and regulations to which the Purchaser or the Company are subject.

4.6                            Proceedings and Documents. All company and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser.

4.7                            Transaction Documents. The Company shall have duly executed and delivered to the Purchaser the following documents:

(a)                    this Agreement; and

(b)                    the Note.

5.              Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Note at the Closing is subject to the fulfillment, on or prior to thes Closing, of the following conditions by the Purchaser participating in the Closing, any of which may be waived in whole or in part by the Company:

5.1                           Representations and Warranties. The representations and warranties made by the Purchaser in Section 3 hereof shall be true and correct when made, and shall be true and correct as of the Closing.

5.2                           Performance. The Purchaser shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Purchaser on or before the Closing.

5.3                           Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing with certain federal and state securities commissions, the Purchaser shall have obtained all governmental approvals required in connection with the lawful purchase of the Note.

5.4                            Legal Requirements. At the Closing, the sale and issuance by the Company, and the purchase by the Purchaser, of the Purchaser’s Note shall be legally permitted by all laws and regulations to which the Purchaser or the Company are subject.

5.5                            Purchase Price. The Purchaser shall have delivered to the Company the Purchase Price.

6.              Miscellaneous.

6.1                            Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5

6.2                            Governing Law; Jurisdiction; Venue. This Agreement, and all matters arising directly and indirectly herefrom (“Covered Matters”), shall be governed in all respects by the laws of the State of New York as such laws are applied to agreements between parties in New York. Each of the parties hereto irrevocably submits to the personal jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

6.3                            Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. A facsimile, electronic or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as a facsimile, electronic or other reproduction hereto.

6.4                           Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5                            Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Purchaser at the Purchaser’s address set forth on its signature page hereto or at such other place as may be designated by the Purchaser in writing to the Company, and to the Company at its address set forth on the signature page hereto, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 7.5.

6.6                            Finder’s Fee. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.7                           Fees and Expenses. The Company shall be responsible for all costs and expenses in connection with this Agreement, the other Transaction Document and the transactions contemplated hereby and thereby, including the reasonable attorneys’ fees and expenses of Dentons US LLP, legal counsel to the Purchaser.

6.8                            Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of the Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.9                            Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the Purchaser.

6

6.10                         Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded, and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

6.11                         Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.12                          Entire Agreement. This Agreement, and the documents referred to herein (including the Transaction Documents) constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and thereof, and any and all other written or oral agreements relating to the subject matter hereof and thereof existing between the parties hereto are expressly canceled.

6.13                         Survival. Unless otherwise set forth in this Agreement, the representations, warranties and covenants of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closings until such times as the Note is repaid or converted in accordance with its terms.

[Remainder of page intentionally left blank. Signature page follows.]

7

IN WITNESS WHEREOF, the parties have executed this Secured Convertible Note Purchase Agreement as of the date first written above.

COMPANY:

MEDICINE MAN TECHNOLOGIES, INC. (d/b/a SCHWAZZE)

By:________________________________
Name: Title:

Address: 4880 Havana St., Suite 201
Denver, CO 80239

[Signature page to MMT Note Purchase Agreement]

8

IN WITNESS WHEREOF, Purchaser has executed this Secured Convertible Note Purchase Agreement (this “Agreement”), as of the date set forth below. Purchaser hereby authorizes the Company to append this counterpart signature page to this Agreement as evidence thereof. The undersigned hereby subscribes for the purchase of the Note (as defined in this Agreement).

Date: December 16, 2020

Acknowledged and Accepted: Purchaser: Dye Capital & Company, LLC By: /s/ Justin Dye Name: Justin Dye Title: Authorized Person 350 Camino Gardens Blvd., Ste. 200 Boca Raton, FL 33432

9

EXHIBIT A

FORM OF SECURED CONVERTIBLE PROMISSORY NOTE

See separate document so named

10